UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 11, 2016

INGRAM MICRO INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12203	62-1644402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3351 Michelson Drive, Suite 100

Irvine, CA 92612

(Address, including zip code of Registrant’s principal executive offices)

Registrant’s telephone number, including area code: (714) 566-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On August 11, 2016, Ingram Micro Inc. (“Ingram Micro”) announced that the End Date by which the acquisition of Ingram Micro by Tianjin Tianhai Investment Company Inc. (“Tianjin Tianhai”) must be completed has been extended to November 13, 2016, pursuant to the merger agreement (the “Merger Agreement”) among Ingram Micro, Tianjin Tianhai and GCL Acquisition, Inc.

A description of the Merger Agreement is available under Item 1.01 of Ingram Micro’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 17, 2016 and a copy of the Merger Agreement was filed as Exhibit 2.1 to such Current Report on Form 8-K.

A copy of the press release announcing the extension of the End Date is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Ingram Micro Inc. dated August 11, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INGRAM MICRO INC.
(Registrant)

Date: August 11, 2016	By:	/s/ Larry C. Boyd
		Name:	Larry C. Boyd
		Title:	Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Ingram Micro Inc. dated August 11, 2016

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